UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 26, 2007

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2007, the Board of Directors of the Registrant announced the promotion of Mr. Ben Benjamin to the office of President of the Registrant, effective immediately. A press release disclosing the appointment was released on November 26, 2007 and is filed as an Exhibit to this Report. Mr. Benjamin will fill one of the positions formerly held by Mr. Suren Pai, who will no longer serve as President and Chief Executive Officer, or as a member of the board of directors.

Mr. Pai’s departure follows his disagreement with the Board on the Company’s current business strategy and the future direction of the Company. As a result of these differences of opinion, it became apparent that the parties would not agree on an extension of Mr. Pai’s employment contract, which expires on December 31, 2007. Under these circumstances, the board and Mr. Pai agreed that it was in the best interests of the Company to make an immediate change in leadership.

Mr. Pai has also resigned from the board of directors and has agreed to assist Mr. Benjamin in his transition to President.

Mr. Benjamin has led Authentidate’s technology team from January 1, 2005 and has been the chief architect of many of its technology initiatives. He began his career in 1973 with AT&T Bell Labs where he led a number of initiatives in research, product development and manufacturing processes. He was the Vice President of R&D for all AT&T Consumer Products until his transition to Lucent Technologies in 1996, as part of Lucent’s spin-off from AT&T. At Lucent, as Vice President in the wireless business unit, he served in various roles leading product development and customer technical support activities. Mr. Benjamin subsequently joined Lucent Digital Radio as Senior Vice President of Product Management in September 1999. Following Lucent Digital Radio’s merger into Ibiquity Digital Corporation in August 2000, he continued to serve as the Co-Chief Operating Officer until August 2003. Prior to joining Authentidate, Mr. Benjamin was actively involved as an advisor and equity investor in software and web-services startups. Mr. Benjamin received a BSEE and an MSEE from the Polytechnic Institute of Brooklyn. He is also a graduate of The Executive Program from the Darden Graduate School of Business. Mr. Benjamin is 58 year old.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release Dated November 26, 2007 announcing the appointment of Ben Benjamin as President.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ O’Connell Benjamin

Name: O’Connell Benjamin

Title: President

Date: November 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Dated November 26, 2007 announcing the appointment of Ben Benjamin as President.